Exhibit 99.2
Earnings Presentation Quarter Ended December 31, 2024 WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock) NASDAQ: WHFCL (7.875% Notes due 2028)

1 References in this presentation to “WHF”, “WhiteHorse Finance”, “we”, “us”, “our” and “the Company” refer to WhiteHorse Finance, Inc. This presentation and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company’s investment objectives, risks, charges and expenses before investing in the Company’s securities. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing in the Company’s securities. The information in this presentation is not complete and may be changed. This presentation is not an offer to sell the Company’s securities and is not soliciting an offer to buy the Company’s securities in any jurisdiction where such offer or sale is not permitted. A shelf registration statement relating to the Company’s securities is on file with the SEC. A public offering of the Company’s securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Brickell Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381-6999; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov. Forward-Looking Statements Some of the statements in this presentation constitute forward-looking statements, which relate to future events or the Company’s future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company’s future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of the Company’s assets; the Company’s business prospects and the prospects of its prospective portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company’s contractual arrangements and relationships with third parties; the dependence of the Company’s future success on the general economy and its impact on the industries in which the Company invests; the ability of the Company’s prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company’s investment adviser; the Company’s expected financings and investments; the adequacy of the Company’s cash resources and working capital; the timing of cash flows, if any, from the operations of the Company’s prospective portfolio companies; and the impact of future acquisitions and divestitures. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The Company has based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and the Company assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those implied or expressed in the Company’s forward-looking statements for any reason, and future results could differ materially from historical performance. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the annual reports on Form 10-K and quarterly reports on Form 10-Q we file with the SEC. Important Information and Forward Looking Statements

2 WhiteHorse Finance Snapshot Company: WhiteHorse Finance, Inc. Equity Ticker: NASDAQ: WHF Market Cap: $244.3MM(1) Credit Rating: Egan-Jones: BBB+ / DBRS: BBB (low) Portfolio Fair Value: $642.2MM Current Dividend Yield: 14.7%(1)(3); consistent quarterly dividends at or above $0.355 per share since 2012 IPO (1) Based on March 6, 2025 share price of $10.51. (2) As of December 31, 2024. (3) Based on LTM dividend rate, excluding special dividends, relative to closing share price. External Manager: Affiliate of H.I.G. Capital, LLC (“H.I.G. Capital” or “H.I.G.”) NAV / Share: $12.31(2)

$15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.23 $15.23 $15.10 $14.30 $13.63 $12.31 $0.20 $0.32 $0.46 $0.51 $0.58 $0.82 $0.11 $1.53 $2.95 $4.37 $5.79 $7.21 $8.63 $10.05 $11.47 $12.89 $14.31 $15.79 $17.33 $15.41 $16.69 $17.99 $17.70 $19.42 $21.19 $23.98 $25.48 $27.02 $28.45 $29.12 $30.00 $30.46 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Net asset value Cumulative special dividends paid Cumulative base dividends paid Overview of WhiteHorse Finance, Inc. 3 Portfolio at Fair Value ($MM) NAV + Cumulative Dividends per share Note: As of December 31st, of each respective year presented, unless otherwise noted. (1) Based on total capital raised by H.I.G. Capital and affiliates. (2) Includes investments in STRS JV. (3) Based on fair value. Does not include investments in STRS JV. Source: Company filings  WhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012  WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC (the “Investment Adviser”), an affiliate of H.I.G. Capital, a leading global alternative asset manager with over $67BN of capital under management(1)  Principally focused on originating senior secured loans to performing lower middle market companies with individual enterprise values generally between $50MM and $350MM  Diversified investment portfolio totaling $642.2MM as of December 31, 2024  Investments across 127(2) positions in 71 portfolio companies as of December 31, 2024 − Average Investment Size(3): $4.3MM (Average Debt Investment Size(3): $5.5MM) − Largest Portfolio Company Investment(3): $22.4MM  Invested $2,737 MM in 253 transactions since December 2012 IPO  The Company and State Teachers Retirement System of Ohio (“STRS Ohio”), a public pension fund established under Ohio law, partnered to create WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), a joint venture formed to invest in directly originated, senior secured first and second lien term loans $180.5 $272.4 $403.5 $415.3 $411.7 $440.7 $469.6 $589.7 $690.7 $819.2 $760.2 $696.2 $642.2 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

4 Overview of WhiteHorse Finance, Inc. (continued) Note: As of December 31, 2024, unless otherwise noted. (1) Reflects life-to-date since IPO and may exclude follow-on transactions and investments in STRS JV made via asset transfers in-kind. (2) Across 125 investments. Does not include investments in STRS JV. (3) Reflects weighted average effective yield of income-producing debt investments. Weighted average effective yield for entire portfolio, including equities and investments in STRS JV, as of December 31, 2024, is 10.2%. Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (4) Measured at origination based on borrower reporting and WHF’s target underwriting leverage. Does not include investments in STRS JV. (5) Based on fair value. Does not include the Company’s investments in STRS JV.  Generate attractive risk-adjusted returns in all market conditions by originating and investing in senior secured loans to performing lower middle market companies and leveraging the knowledge of H.I.G. Capital  Differentiated proprietary deal flow from over 70 dedicated deal professionals sourcing through direct coverage of financial sponsors and intermediaries  Rigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility  10-person investment committee with more than 250 years of industry experience  Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $5MM to $25MM Summary Stats: $2,737MM(1) Invested Capital since IPO: ~253(1) Number of Investments Made: ~$4.3MM(2) Average Investment Size: 12.5%(3) All-in Yield: ~4.1x Net Debt / EBITDA of Current Portfolio (4) Companies: ~99.8%(5) Secured Debt as a % of Total Debt: Investment Strategy

5 Summary of Quarterly Results  Q4 Net Investment Income (“NII”) and Q4 Core NII(1) was $8.0 million, or $0.34 per share, which compares with Q3 NII and Q3 Core NII of $9.2 million, or $0.39 per share.  Net realized and unrealized losses on investments and foreign currency transactions for Q4 2024 totaled $4.1 million, primarily driven by unrealized losses in Alvaria Holdco (Cayman) (d/b/a Aspect Software, Inc.) for $2.2 million and American Crafts, LC for $2.6 million. Net realized losses included a full sale of Hollander Intermediate LLC (d/b/a Hollander Sleep Products, LLC) and full investment write-off in SFS Global Holding Company (d/b/a Sigue Corporation) and a partial investment write-off of in Honors Holdings, LLC as a result of the final foreclosure proceedings. Earnings Summary (1) Core net investment income is a non-GAAP financial measure. Refer to next slide for components and discussion of core net investment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can also be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. (2) Computed as the annual stated rate of the subordinated notes, based on the subordinated notes outstanding as of the period, and dividends received over the last twelve-month period, based on average capital invested.  The Company made gross investment deployments in six new portfolio companies for a total of $27.4 million, made add-on investments to nine portfolio companies totaling $8.0 million and net fundings of $1.5 million on revolver loans.  The Company received dispositions and principal repayments of $32.5 million, driven by full repayments from ATSG, Inc, HC Salon Holdings, Inc. (d/b/a Hair Cuttery), Industrial Specialty Services USA LLC and a full sale of Hollander Intermediate LLC (d/b/a Hollander Sleep Products, LLC). The Company also transferred five investments, comprised of three new investments and two existing portfolio companies, to the STRS JV totaling $13.7 million.  The weighted average effective yield on income-producing investments at the end of Q4 2024 was approximately 12.5%, as compared to 13.1% in Q3 2024.  As of December 31, 2024, STRS JV had total assets of $309.1 million. The Company’s return on its investment in STRS JV at the end of Q4 2024 was 15.2%(2) .. Portfolio Highlights  NAV per share at the end of Q4 2024 was $12.31 per share compared with $12.77 per share from Q3 2024.  Gross leverage levels increased during the quarter to 1.24x from 1.20x at the end of Q3 2024. Cash on-hand at the end of Q4 2024 was $27.8 million resulting in net leverage of 1.15x, an increase from 1.13x at the end of Q3 2024. Balance Sheet Update • Declared a quarterly distribution of $0.385 per share that was paid on January 3, 2025. Dividend Policy • Declared a special distribution of $0.245 per share that was paid on December 10, 2024.

Unaudited Quarterly Financials Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 (USD in MM, expect per share data) Total Investment Income (1) $ 25.5 25.6 $ 23.5 $ 22.9 $ 21.0 $ Expenses Interest Expense 7.5 7.4 7.1 6.9 6.5 Base Management Fees 3.6 3.1 3.1 3.0 2.9 Performance-based Incentive Fees 2.6 2.7 2.3 2.3 2.0 Other Expenses 1.3 1.5 1.7 1.5 1.6 Total Expenses 15.0 14.7 14.2 13.7 13.0 Net Investment Income 10.6 $ 10.8 $ 9.3 $ 9.2 $ 8.0 $ Net Realized and Unrealized Gain / (Loss) (7.2) (4.8) (1.5) (16.0) (4.1) $ 6.0 3.4 $ 7.8 $ (6.8) $ 3.9 $ Per Share Net Investment Income (NII) 0.46 $ 0.47 $ 0.40 $ 0.39 $ 0.34 $ Core NII (2) $ 0.47 0.46 $ 0.40 $ 0.39 $ 0.34 $ Net Realized and Unrealized Gain / (Loss) (0.31) $ (0.21) $ (0.06) $ (0.68) $ (0.17) $ Earnings / (Losses) 0.15 $ 0.26 $ 0.34 $ (0.30) $ 0.17 $ Dividends Declared 0.385 $ 0.385 $ 0.385 $ 0.385 $ 0.385 $ Special Dividends Declared - $ - $ - $ - $ 0.245 $ Core NII Dividend Coverage 118% 121% 104% 102% 89% Net Increase/(Decrease) in Net Assets from Operations 6 Quarterly Operating Highlights Note: Numbers may not foot due to rounding. (1) Total investment income includes investment income (e.g., interest and dividends) from investments in STRS JV. (2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings

7 Quarterly Balance Sheet Highlights Note: Numbers may not foot due to rounding (1) Includes Restricted Cash. (2) Calculated as Total Gross Debt Outstanding divided by Total Net Assets. (3) Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets. (4) Calculated as the sum of Total Net Assets and Total Gross Debt Outstanding divided by Total Gross Debt Outstanding. Unaudited Quarterly Financials Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 (USD in MM, expect per share data) Assets Investments at Fair Value 696.2 $ 697.9 $ 660.0 $ 654.3 $ 642.2 $ Cash and Equivalents(1) 20.9 24.5 21.8 20.7 27.8 Other Assets 10.1 16.2 21.4 8.6 6.8 Total Assets 730.8 $ 735.0 $ 703.2 $ 683.6 $ 676.8 $ Liabilities Debt (net of issuance costs) 386.4 390.3 358.9 352.8 353.1 Other Liabilities 27.6 30.9 31.6 33.9 37.6 Total Liabilities 414.0 $ 421.2 $ 390.5 $ 386.7 $ 390.7 $ Total Net Assets 316.8 $ 313.8 $ 312.7 $ 296.9 $ 286.1 $ Total Liabilities and Net Assets 730.8 $ 735.0 $ 703.2 $ 683.6 $ 676.8 $ Net Asset Value per Share 13.63 $ 13.50 $ 13.45 $ 12.77 $ 12.31 $ Leverage Ratio(2) 1.23x 1.26x 1.16x 1.20x 1.24x Net Leverage Ratio(3) 1.16x 1.19x 1.09x 1.13x 1.15x Asset Coverage Ratio(4) 181.0% 179.5% 186.2% 183.4% 180.4%

8 Portfolio Highlights Note: Numbers may not foot due to rounding (1) Fundings, exits and repayments may include non-cash transactions (e.g., PIK, equity issuances). Portfolio Highlights Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 (USD in MM) Portfolio Activity New Investment Commitments 65.3 $ 65.2 $ 69.2 $ 60.5 $ 42.0 $ Gross Fundings (1) 58.2 58.6 58.2 52.9 37.9 Exits and Repayments (1) (54.9) (65.1) (97.1) (46.2) (47.3) Net Fundings / (Repayments) (6.5) $ 3.3 $ (38.9) $ 6.7 $ (9.4) $ Portfolio Rotation 12.3% 12.6% 11.8% 10.9% 9.9% 7.0% 7.3% 6.5% 5.9% 5.6% 13.3% 12.1% 13.0% 12.9% 12.5% Weighted Average Spread Over The Applicable Base Rate Of New Floating Rate Investments Weighted Average Interest Rate On Investment Realizations Or Repayments Weighted Average Interest Rate On New Investments

Portfolio Highlights 9 Note: Not a guarantee of future performance or investment pace. (1) Does not include investments in STRS JV. (2) Calculated based on funded principal amounts of debt investments. (3) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (4) Weighted average effective yield for entire portfolio, including equities and investments in STRS JV. (5) Includes STRS JV Subordinated Note. Source: Company filings ($ in MM, except per share data) Portfolio Investment Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Total Fair Value of Investments 696.2 $ 697.9 $ 660.0 $ 654.3 $ 642.2 $ Number of Portfolio Investments 116 120 125 129 127 Number of Portfolio Companies 72 71 72 73 71 Average Investment Size(1) $ 5.0 5.2 $ 4.5 $ 4.3 $ 4.3 $ Average Borrower Size(1) $ 8.4 8.3 $ 7.8 $ 7.6 $ 7.6 $ Average Debt Investment Size(1) $ 6.5 6.7 $ 5.8 $ 5.6 $ 5.5 $ Fair Value as a Percentage of Principal(1)(2) 91.8% 94.4% 93.5% 91.8% 91.1% Total Portfolio Effective Yield (3) Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Weighted average effective yield on income-producing debt investments(1) 13.7% 13.7% 13.8% 13.1% 12.5% Weighted average effective yield on total portfolio(4) 12.4% 12.1% 11.7% 10.6% 10.2% Portfolio Composition - Floating vs. Fixed Investments (Debt Investments at Fair Value)(1) Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Percentage of fixed rate investments 0.9% 1.1% 1.2% 1.3% 1.3% Percentage of floating rate investments 99.1% 98.9% 98.8% 98.7% 98.7% Portfolio Composition - Sponsor vs. Non-Sponsor (Fair Value)(1) Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Sponsor 64.9% 63.4% 62.1% 63.1% 66.6% Non-Sponsor 35.1% 36.6% 37.9% 36.9% 33.4% Total Portfolio Composition by Instrument Type (Fair Value) Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 First lien secured loans 79.5% 80.2% 78.8% 78.5% 78.2% Second lien secured loans 2.7% 1.1% 1.2% 1.3% 1.3% Subordinated debt 0.0% 0.2% 0.2% 0.2% 0.2% STRS JV 15.4% 15.3% 16.3% 16.5% 16.7% Equity 2.4% 3.2% 3.5% 3.5% 3.6% Investments on Non-Accrual Status (Debt Investments) Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Fair Value of Investments on Non-accrual Status 14.1 $ 7.5 $ 22.3 $ 34.2 $ 37.0 $ Cost of Investments on Non-accrual Status 38.3 $ 22.4 $ 40.2 $ 57.0 $ 69.6 $ % of Investments on Non-accrual Status (Based on Fair Value of Debt Investments)(5) 2.1% 1.1% 3.6% 5.6% 6.2% % of Investments on Non-accrual Status (Based on Cost of Debt Investments)(5) 5.5% 3.3% 6.3% 8.9% 11.0%

Portfolio Trends Historical Portfolio Trends 10 % Floating and % Fixed (Based on Fair Value) % Instrument Type (Based on Fair Value) % Sponsored / Non-Sponsored (Based on Fair Value) % Non-Accruals (Based on Cost of Investments)(1)(2)(3) Note: As of end of each year/quarter presented, unless otherwise noted; percentages may not add up to 100% due to rounding. Not a guarantee of future performance or investment pace. (1) Based on amortized cost of total investments, including STRS JV. (2)BDC Peer Average includes approximately 15 publicly traded BDCs with total investments > $500 million & < $1.5 billion. BDC Industry Weighted Average and BDC Industry Median includes approximately 40 publicly traded BDCs. Data is sourced from Raymond James and Company filings as of September 30, 2024. Weighted averages are based on non-accruals as a percentage of amortized cost across total investments. (3)The Company’s Q4 2024 non-accruals is not an indication that the Company performed better than any of the three other measurements during such quarter. 99.9% 100.0% 100.0% 99.8% 99.6% 99.6% 99.1% 98.7% 0.1% 0.2% 0.4% 0.4% 0.9% 1.3% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2017 2018 2019 2020 2021 2022 2023 2024 Floating Fixed 32% 44% 53% 58% 67% 62% 65% 67% 68% 56% 47% 42% 33% 38% 35% 33% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2017 2018 2019 2020 2021 2022 2023 2024 Sponsor Non-Sponsor 52% 77% 81% 85% 85% 80% 79% 39% 21% 11% 4% 3% 2% 1% 9% 3% 3% 3% 3% 2% 4% 6% 7% 9% 15% 17% 0% 20% 40% 60% 80% 100% 2017 2018 2019 2020 2021 2023 2024 % First Lien Loans % Second Lien Loans % Equity STRS JV % Subordinated 3.6% 2.1% 2.9% 0.0% 5.2% 10.0% 4.7% 3.3% 3.5% 3.3% 3.5% 4.1% 3.8% 2.8% 2.1% 2.6% 3.0% 2.4% 4.0% 2.2% 2.6% 2.7% 3.2% 2.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% WHF BDC Peer Average BDC Industry Weighted Average BDC Industry Median

16.7% 3.5% 3.2% 3.0% 2.8% 2.6% 2.5% 2.5% 2.2% 2.1% 58.9% STRS JV Sleep OpCo LLC Future Payment Technologies, L.P. ABB/Con-cise Optical Group LLC Telestream Holdings Corporation BBQ Buyer, LLC CleanChoice Energy, Inc. FGI Acquisition Corp. Zephyr Buyer, L.P. Leviathan Intermediate Holdco, LLC Other 11 Note: As of December 31, 2024, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Does not include investments in STRS JV. Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) Borrower and Industry Diversity 5.3% 5.3% 5.0% 4.9% 4.7% 4.4% 4.1% 4.0% 3.9% 3.7% 3.7% 3.7% 47.3% Data Processing & Outsourced Services Air Freight & Logistics Application Software Systems Software Home Furnishings Leisure Products Household Appliances Education Services Real Estate Services Health Care Services Leisure Facilities Health Care Supplies Other STRS JV ~99.8% of WHF loans are senior secured

Effective Yield & Dividend Coverage Debt Portfolio Effective Yield and Borrower Leverage(1) From IPO to December 31, 2024 12 Core NII(2) to Dividend Coverage(3) Note: Amounts may not foot due to rounding. (1) Portfolio leverage is based on investment leverage at inception. (2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com (3) Does not include special dividends. Source: Company filings Covered by $0.09 Missed by $0.02 Missed by $0.02 Covered by $0.02 Covered by $0.01 Missed by $0.04 Covered by $0.01 Missed by $0.03 Covered by $0.12 Covered by $0.10 Covered by $0.10 Covered by $0.07 Covered by $0.08 Covered by $0.01 Covered by $0.01 $0.38 $0.34 $0.37 $0.32 $0.34 $0.33 $0.37 $0.48 $0.46 $0.46 $0.47 $0.46 $0.47 $0.40 $0.39 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.34 $0.37 $0.37 $0.39 $0.39 $0.39 $0.39 $0.39 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Core NII per share Dividends per share Missed by $0.05 2.8x 2.4x 4.1x 3.4x 3.4x 2.1x 4.5x 3.0x 3.8x 2.3x 3.1x 2.7x 3.0x 3.6x 2.9x 3.4x 3.2x 3.5x 3.4x 3.4x 3.2x 3.3x 3.3x 3.5x 3.6x 3.6x 3.6x 3.6x 3.7x 3.8x 3.7x 3.8x 4.0x 4.1x 4.1x 4.1x 4.0x 4.1x 4.1x 4.1x 4.1x 4.1x 4.1x 4.2x 4.1x 4.1x 4.1x 4.1x 15.5% 14.9% 13.1% 11.8% 11.7% 11.1% 10.7% 11.3% 11.4% 11.7% 11.6% 11.8% 11.9% 11.9% 12.1% 11.8% 11.8% 11.9% 11.9% 11.9% 12.0% 12.0% 11.9% 11.9% 11.7% 11.3% 11.1% 10.4% 9.9% 9.6% 9.9% 9.9% 9.6% 9.5% 9.3% 9.1% 9.2% 9.9% 11.4% 12.6% 13.2% 13.4% 13.6% 13.7% 13.7% 13.8% 13.1% 12.5% Borrower Leverage through WHF Security Effective Yield

Yield & Interest Rate Economic Analysis 13 (1) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (2) Income yield is calculated as (a) the actual amount earned on earning investments, including interest and recurring fee income but excluding amortization of capitalized fees and discounts. (3) Calculated as (a) effective yield less (b) weighted average cost of debt. (4) The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. (5) The base reference rate represents the weighted average base rate for the quarter applied on the JPM Revolving Credit Facility borrowings. 9.6% 9.5% 9.3% 9.1% 9.2% 9.9% 11.4% 12.6% 13.2% 13.4% 13.6% 13.7% 13.7% 13.8% 13.1% 12.5% 9.1% 9.0% 8.8% 8.6% 8.8% 9.4% 10.8% 12.1% 12.6% 12.9% 13.1% 13.2% 13.2% 13.2% 12.5% 12.0% 5.7% 5.7% 5.7% 5.7% 5.7% 5.9% 6.8% 7.1% 7.1% 7.1% 7.1% 7.2% 7.2% 7.4% 6.8% 6.4% 3.8% 3.8% 3.6% 3.4% 3.5% 4.0% 4.6% 5.5% 6.1% 6.3% 6.5% 6.5% 6.5% 6.4% 6.3% 6.1% 0.2% 0.2% 0.1% 0.2% 0.3% 0.9% 2.1% 3.7% 4.8% 5.0% 5.3% 5.4% 5.4% 5.3% 5.2% 4.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Effective Yield⁽¹⁾ Income Yield⁽²⁾ Net Investment Spread⁽³⁾ Weighted Average Cost of Debt⁽⁴⁾ Base reference rate⁽⁵⁾

Investment Performance Ratings 14 Investment Performance Ratings (% of Portfolio at Fair Value) Rating 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 1 6.3% 2.3% 22.2% 15.4% 8.6% 18.3% 14.3% 12.8% 12.5% 11.0% 2 100.0% 92.4% 100.0% 90.3% 87.0% 83.9% 80.1% 83.3% 61.1% 74.7% 66.2% 59.4% 63.3% 61.6% 62.6% 61.5% 3 7.6% 7.9% 13.0% 16.1% 13.6% 13.1% 15.0% 8.9% 22.2% 19.2% 18.3% 19.1% 18.3% 20.1% 4 0.0% 0.0% 0.0% 0.6% 1.0% 3.0% 0.9% 2.9% 5.3% 6.1% 6.1% 5 1.8% 0.0% 1.3% 1.1% - - 2.2% 1.2% 1.2% 0.5% 1.3% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Investment Perfomance Rating Definitions Rating Definition 1 The portfolio company's risk of loss has been reduced relative to initial expectations. 2 The portfolio company is meeting initial expectations with regard to performance and outlook. 3 The investment's risk of loss has increased relative to initial expectation. 4 Investment principal is at a material risk of not being fully repaid. 5 Investment is in payment default and has significant risk of not receiving full repayment.

Net Asset Value Trends 15 *As a supplement to GAAP financial measures, the Company has provided this non-GAAP measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per share of common stock for each quarter excluding the impact of special dividends that were paid and shows the pro forma to the Company’s NAV per share after payment of regular distributions. Net Asset Value Per Share 15.43 15.55 15.56 14.81 14.21 13.13 15.00 15.30 15.16 15.04 13.33 13.63 13.98 15.35 15.23 15.23 15.10 14.30 13.63 12.31 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 Net Asset Value If No Special Dividends Were Paid Net Asset Value

NAV Per Share Bridge 16 Note: Numbers may not foot due to rounding. Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings

09/30/2024 Quarterly Change 12/31/2024 Outstanding Debt: Outstanding Debt: $356.1 ($0.1) $356.0 Driven by paydowns and sales of portfolio investments NAV: NAV: $296.9 ($10.8) $286.1 Driven by net realized & unrealized losses and special distribution Leverage Migration 17 Note: Numbers may not foot due to rounding. ($ in MM) Leverage Ratio: 1.24x Leverage Ratio: 1.20x

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. (1) As of December 31, 2024, WHF had $2.9MM of deferred debt issuance costs. (2) Gross leverage excluding cash. 3 Current Debt Outstanding (as of December 31, 2024) Outstanding Weighted Average Interest Rate Maturity (1) ($ in MM) Commitment 2025 S+2.500% payable quarterly $161.5 $335.0 (Accordion Feature up to $375) Revolving Credit Facility 2025 5.375% payable semi-annually; Unsecured 5.375% 2025 Notes $40.0 $40.0 2026 5.375% payable semi-annually; Unsecured 5.375% 2026 Notes $10.0 $10.0 2026 4.000% payable semi-annually; Unsecured 4.000% 2026 Notes $75.0 $75.0 2027 5.625% payable semi-annually; Unsecured 5.625% 2027 Notes $10.0 $10.0 2028 4.250% payable semi-annually; Unsecured 4.250% 2028 Notes $25.0 $25.0 2028 7.875% payable quarterly; Unsecured $34.5 $34.5 7.875% 2028 Notes (NASDAQ: WHFCL) 5.9% weighted average cost of debt Total Debt $529.5 $356.0 $286.1 NA Total Shareholders’ Equity/Net Assets Funding Profile 18 Gross Debt to Equity(2) 1.00x-1.35x Target Leverage 1.08x 1.14x 1.19x 1.38x 1.36x 1.23x 1.27x 1.34x 1.30x 1.32x 1.25x 1.23x 1.26x 1.16x 1.20x 1.24x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x 1.40x Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Debt/ Equity

19 Appendix

Origination Footprint (as of December 31, 2024) Regional Direct Origination Footprint  Scope of H.I.G. WhiteHorse market coverage results in consistent investment activity levels regardless of market conditions  Dedicated direct lending team of approximately 72 investment and origination professionals  Regional footprint with 24 dedicated direct lending originators in 12 North American offices  Global platform of approximately 535 investment professionals across 19 offices in 9 countries and 3 continents  Additional 25 generalist business development professionals dedicated to sourcing proprietary opportunities in the lower to middle market 20

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. As of December 31, 2024 STRS JV had $3.0MM of deferred debt issuance costs. 3 Maturity Weighted Average Interest Rate Outstanding(1) ($ in MM) Commitment 2029 S+2.25% payable quarterly $144.0 $262.5 ($75 Accordion Feature) Revolving Credit Facility N/A S+6.50% Subordinated Note $140.0 $128.5 payable quarterly 8.6% weighted average cost of debt Total Debt $402.5 $272.5 Equity $35.0 $32.1 N/A N/A STRS JV Key Terms and Funding Profile 21  WHF and STRS Ohio have committed to provide up to $175 million in subordinated notes and equity to STRS JV, with STRS Ohio providing $60 million and WHF providing $115 million  WHF and STRS Ohio share voting control 50%/50%  Equity ownership of 65.71% WHF and 34.29% STRS  An affiliate of H.I.G. provides day-to-day administrative oversight Key Terms Current Debt Outstanding (as of December 31, 2024) ($ in MM)

22 Note: As of December 31, 2024, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) 100% of STRS JV loans are senior secured STRS JV Borrower and Industry Diversity 6.1% 6.0% 5.2% 4.7% 4.7% 4.6% 4.4% 4.1% 4.0% 3.2% 53.0% Source Code Holdings, LLC Marlin DTC-LS Midco 2, LLC Meta Buyer LLC Juniper Landscaping Holdings LLC RCKC Acquisitions LLC Drew Foam Companies Inc Geo Logic Systems Ltd. Forward Solutions, LLC Quest Events, LLC Buckeye Acquiror LLC Other 11.1% 10.2% 6.5% 6.1% 6.0% 5.5% 5.0% 5.2% 4.7% 4.6% 4.4% 4.1% 26.6% IT Consulting & Other Services Environmental & Facilities Services Diversified Support Services Technology Hardware, Storage & Peripherals Broadline Retail Construction & Engineering Pharmaceuticals Paper & Plastic Packaging Products & Materials Real Estate Services Building Products Data Processing & Outsourced Services Advertising Other

Origination Pipeline Funnel(1) 23 (1) Origination Pipeline figures reflect 2014 through December 31, 2024. Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance Approximately 70 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF 20+ person business development team seeks opportunities from H.I.G.’s proprietary database of over 21,000 contacts (telephonic salesforce)  With access to H.I.G. Capital’s extensive sourcing network, the Company is able to capitalize on attractive self-originated lower middle market transactions as compared to the broadly syndicated market  Directly originated loans to lower middle market companies typically generate more attractive risk-adjusted returns relative to larger, broadly syndicated credits Typical Underwriting Process: 3-6 months Opportunities Reviewed Initial Due Diligence Term Sheets Delivered Transactions Closed Deals being sourced by over 500 Investment Professionals across H.I.G.’s platform Total % of Sourced 12,285 100.0% 2,811 22.9% 733 6.0% 277 2.3%

24 Corporate Data Board of Directors Investment Committee Corporate Executive Officers Research Coverage Corporate Counsel John Bolduc Sami Mnaymneh Stuart Aronson Bryce Rowe Dechert LLP Chairman of the Board Co-Founder, Co-Executive Chairman and Chief Executive Officer B. Riley FBR New York, NY CEO of H.I.G. Capital Stuart Aronson Marco Collazos Melissa Wedel Corporate Headquarters Director Anthony Tamer Chief Compliance Officer J.P. Morgan 1450 Brickell Avenue Co-Founder and Co-Executive Chairman 31st Floor Jay Carvell of H.I.G. Capital Joyson Thomas Mickey Schleien Miami, FL 33131 Director Chief Financial Officer Ladenburg Thalmann & Co. Inc. Stuart Aronson Transfer Agent G. Stacy Smith Chief Executive Officer and Director Mitchel Penn Equiniti Trust Company, LLC Independent Director Oppenheimer & Co. (f/k/a American Stock Mark Bernier Transfer & Trust Company, LLC) Rick P. Frier Managing Director of WhiteHorse Capital Robert Dodd New York, NY Independent Director Raymond James John Bolduc Investor Relations Contact Rick D. Puckett Chairman of the Board, Executive Managing 1450 Brickell Avenue Independent Director Director of H.I.G. Capital 31st Floor Attention: Investor Relations John P. Volpe Javier Casillas Miami, FL 33131 Independent Director Global Chief Credit Officer and Managing (305) 381-6999 Director of WhiteHorse Capital Independent Registered Pankaj Gupta Public Accounting Firm Global Head of Originations and Crowe LLP Managing Director of WhiteHorse Capital Chicago, IL David Indelicato Equity Securities Listing Managing Director of WhiteHorse Capital NASDAQ: WHF Brian Schwartz Please visit our website at: Co-President of H.I.G. Capital www.whitehorsefinance.com John Yeager Managing Director of WhiteHorse Capital